Fees Summary	Jun. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 132,825,000.00
Previously Paid Amount	0.00
Total Fee Amount	20,335.51
Total Offset Amount	0.00
Net Fee	$ 20,335.51
Final Prospectus	false